UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 23, 2006

MedAire, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	C025328-02	86-0528631
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

80 E. Rio Salado Parkway, Suite 610, Tempe, Arizona		85281
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-333-3764

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On Form 8-K filed with the SEC on June 5, 2006, MedAire, Inc. (the "Company") disclosed that the Company and David Wai Ming Wong, executed a definitive Share Sale Agreement documenting the terms of the sale of all the Company’s shares in the subsidiaries that operate the Company’s Global Doctor China clinic operations in exchange for US$315,000, $50,000 of which had already been received, and the balance of which was due and payable at a closing to be held within 30 days of execution.

On June 23, 2006, the Company received the balance due of $265,000 which now concludes the terms as outlined in the Share Sale Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedAire, Inc.

June 28, 2006	By:	James A. Williams

Name: James A. Williams
Title: Chief Executive Officer